UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2023

Tesla, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34756	91-2197729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Tesla Road

Austin, Texas 78725

(Address of Principal Executive Offices, and Zip Code)

(512) 516-8177

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	TSLA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

At Tesla, Inc.’s (“Tesla”) 2023 Annual Meeting of Stockholders (the “Annual Meeting”) held on May 16, 2023, Tesla’s stockholders voted on the following six proposals and Tesla’s inspector of election certified the vote tabulations indicated below.

Proposal 1

The individuals listed below were elected as Class I directors at the Annual Meeting to serve on Tesla’s Board of Directors (“Board”) for a term of three years or until their respective successors are duly elected and qualified.

	For	Against	Abstained	Broker Non-Votes
Elon Musk	1,804,966,970	86,064,052	2,036,265	526,990,497
Robyn Denholm	1,399,563,540	482,406,961	11,096,787	526,990,497
JB Straubel	1,629,080,812	261,498,153	2,488,323	526,990,497

Proposal 2

Proposal 2 was a management proposal to approve executive compensation on a non-binding advisory basis. This proposal was approved.

For	Against	Abstained	Broker Non-Votes
1,714,112,661	172,116,060	6,838,566	526,990,497

Proposal 3

Proposal 3 was a management proposal to approve the frequency of future votes on executive compensation on a non-binding advisory basis. “1 Year” was approved. The Board will consider the results of this non-binding advisory vote, and make its recommendation for the frequency of future votes on executive compensation prior to the applicable deadline.

1 Year	2 Years	3 Years	Abstained	Broker Non-Votes
1,053,432,376	6,787,189	801,283,053	31,564,360	526,990,497

Proposal 4

Proposal 4 was a management proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. This proposal was approved.

For	Against	Abstained	Broker Non-Votes
2,389,300,488	26,447,821	4,309,476	0

Proposal 5

Proposal 5 was a non-binding advisory stockholder proposal regarding reporting on key-person risk. This proposal was not approved.

For	Against	Abstained	Broker Non-Votes
109,763,690	1,768,867,381	14,436,216	526,990,497

Proposal 6

Proposal 6 was a stockholder proposal raised from the floor regarding reporting on child labor and forced labor. This proposal was not approved.

For	Against	Abstained	Broker Non-Votes
0	2,420,047,519	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESLA, INC.

By:	/s/ Zachary J. Kirkhorn
Zachary J. Kirkhorn Chief Financial Officer

Date: May 22, 2023